Important Notice Regarding Change in Investment Policy

PROFUNDS®

MONEY MARKET PROFUND

Supplement dated February 1, 2016 to the

Prospectus dated May 1, 2015

At a shareholder meeting held on January 28, 2016, shareholders of the Money Market ProFund (the “Fund”) voted to approve changes to the investment policies of the Fund that will enable the Fund to operate as a government money market fund. Shareholders of the Cash Management Portfolio (the “Portfolio”), the master portfolio in which the Fund invests substantially all of its assets, approved a nearly identical proposal on the same day.

As a result, the Portfolio intends to gradually transition its investments and allocate a larger percentage of its assets to government securities over time until it reaches its new target allocation. The Fund, as a feeder fund investing substantially all of its assets in the Portfolio, will consequently also have its underlying investments reallocated to government securities. The Fund and Portfolio intend to complete this transition and begin operating as government money market funds in early May 2016.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Government money market funds have historically been regarded as more conservative than some other types of investments and the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities. Therefore, as a result of this transition, it should be expected that the yield on the Portfolio’s investments, and, therefore, the performance of the Fund, may decrease as more of the Portfolio’s assets are invested in government securities.

Please call 888-776-3637 if you have questions or need additional information. (Financial Professionals should call 888-776-5717).

Please retain this supplement for future reference.